SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-FIELDCREST CANNON

          GABELLI FUNDS, INC.
               THE GABELLI ASSET FUND
                                10/27/97            5,000-           33.1989
          GAMCO INVESTORS, INC.
                                10/27/97            2,000-           33.3848
                                10/22/97            4,000-           33.9792
          GAMCO INVESTORS, INC.
                                10/27/97            1,000-           32.5000
                                10/27/97            2,000-           32.6250
                                10/27/97           10,000-           33.5313
                                10/27/97           30,000-           33.3848
                                10/27/97            5,000-           33.5625
                                10/27/97            6,000-           33.4375
                                10/24/97            5,000-           34.0125
                                10/23/97           10,000-           33.6313
                                10/22/97            5,000-           33.9792



















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.



                                       28
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

CONVERTIBLE STOCK-FIELDCREST CV DEBT6%

          GAMCO INVESTORS, INC.
                                10/27/97               30-           83.5833
                                10/24/97               50-           84.0000































          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.




                                       29